Exhibit 1-4

                             PSE&G Capital Trust ___
                 _____ % [Trust Preferred Securities], Series _
                      (liquidation amount $__ per security)
                       guaranteed to the extent the Trust
                             has available funds by

                     Public Service Electric and Gas Company

                                  ------------

                             Underwriting Agreement

                                  ------------

                                                                __________, 200_

[Name and Address of Underwriter(s)]

Dear Sirs:

      PSE&G Capital Trust ___, a Delaware statutory trust (the "Trust"), and Public Service Electric and Gas Company, a New Jersey corporation ("PSE&G"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom ___ and ___ are acting as representatives (the "Representatives"), _________ _____% [Trust Preferred Securities], Series _ (liquidation amount $__ per security), representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), guaranteed by PSE&G as to the payment of distributions and payments upon liquidation or redemption, and benefiting from certain additional undertakings of PSE&G to the extent set forth (i) in the Guarantee Agreement between PSE&G and Wachovia Bank, National Association, as trustee thereunder (the "Guarantee Trustee"), to be dated as of the Time of Delivery (as defined in Section 4 hereof) (the "Guarantee"), (ii) PSE&G's _____% Deferrable Interest Subordinated Debentures, Series _ (the "Subordinated Debentures"), to be executed at the Time of Delivery, (iii) the Indenture between PSE&G and First Union National Bank, National Association (now known as Wachovia Bank, National Association), as trustee thereunder (the "Debenture Trustee"), dated as of ____________, as supplemented by the [______] Supplemental Indenture thereto, dated as of ____________, relating to the Subordinated Debentures (collectively, the "Indenture") and (iv) the trust agreement among PSE&G, as depositor, the trustees named therein, and the holders from time to time, of undivided beneficial interests in the assets of the Trust (as amended and restated from time to time, the "Trust Agreement").

      Concurrently with the issuance of the Preferred Securities and PSE&G's investment in the common securities of the Trust (the "Common Securities") representing undivided beneficial interests in the assets of the Trust, the Trust will loan the proceeds thereof to PSE&G and, to evidence such loan, PSE&G will issue and deliver to the Trust the Subordinated Debentures, which will be issued under the Indenture.

      1. Each of the Trust and PSE&G, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

            (a) A  registration  statement  on Form  S-3  (File  No.  333- ), in respect of, among other things, the Preferred Securities, the Guarantee and the Subordinated Debentures (collectively, the "Registered Securities"), has been filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), and delivered to the Representatives; pursuant to Rule 429 under the Act, the prospectus contained in the registration statement is a combined prospectus, which also constitutes post-effective amendment No. 2 to the registration statement on Form S-3 No. 33-13208 and post-effective amendment No. 1 to the registration statements on Form S-3 (Nos. 33-50199, 33-51309 and Nos. 333-76020, 333-76020-01 and
      333-76020-02), and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration statement, which also constitutes post-effective amendment No. 2 to the registration statement on Form S-3 No. 33-13208 and post-effective amendment No. 1 to the registration statements on Form S-3 (33-50199, 33-51309 and Nos. 333-76020, 333-76020-01 and 333-76020-02), has been issued and no proceeding  for that  purpose  has been  initiated  or  threatened  by the
      Commission (any preliminary prospectus included in such registration statement or thereafter filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is referred to herein as a "Preliminary Prospectus"; the various parts of such registration statement, including (i) all exhibits thereto, (ii) if applicable, the information contained in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
      Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be a part of the registration statement at the time it was declared effective and (iii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of such registration statement became effective, each as amended at the time such part of such registration statement became effective, are referred to herein collectively as the "Registration Statement"; the final prospectus, as supplemented by the related prospectus supplement, in the form first filed with respect to the Preferred Securities pursuant to Rule 424(b) under the Act, is referred to herein collectively as the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include PSE&G's most recent annual report on Form 10-K filed pursuant to
      Section 13(a) or 15(d) of the Exchange Act after the effective date of the
      Registration   Statement  that  is   incorporated   by  reference  in
      the Registration Statement (the "Form 10-K")); each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Preferred Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

            (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or PSE&G by an Underwriter through the Representatives expressly for use therein;

            (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or PSE&G by an Underwriter through the Representatives expressly for use therein;

            (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TIA"), and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or PSE&G by an Underwriter through the Representatives expressly for use therein;

            (e) PSE&G is a subsidiary of Public Service Enterprise Group Incorporated, which is a public utility holding company exempt from the provisions of the Public Utility Holding Company Act of 1935 (except
      Section 9(a)(2) thereof). All of the issued and outstanding common stock of PSE&G have been duly and validly authorized and issued, are fully paid and non-assessable, and are directly owned by Public Service Enterprise Group Incorporated, free and clear of all liens, encumbrances, equities or claims;

            (f) The franchises of PSE&G are sufficient authority for it to carry on its business as described in the Prospectus;

            (g) All approvals, consents, and orders of the Board of Public Utilities of the State of New Jersey legally required for the issuance of the Subordinated Debentures and the Guarantee have been obtained, and no approval, consent or order of any other commission or other governmental authority is legally required for such execution, delivery and issuance and the issuance of the Subordinated Debentures and the Guarantee are in accordance with the approvals, consents or orders obtained;

            (h) Deloitte & Touche LLP are independent public accountants with respect to PSE&G as required by the Act and the rules and regulations of the Commission thereunder;

            (i) The financial statements of PSE&G included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of PSE&G and its consolidated subsidiaries as at the dates indicated and the results of operations, stockholder's equity and cash flows of PSE&G and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. PSE&G's ratios of earnings to fixed charges and of earnings to combined fixed charges and preference dividends included in the Prospectus and in Exhibits 12-2 and 12-3 to the Registration Statement have been calculated in compliance with
      Item 503(d) of Regulation S-K of the Commission. The summary and selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

            (j) Neither the Trust nor PSE&G has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss from fire, explosion, flood, accident or other calamity not fully covered by insurance, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in the general affairs, financial condition, earnings or business affairs of PSE&G and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"); (B) there have been no transactions entered into by PSE&G or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to PSE&G and its subsidiaries considered as one enterprise; (C) except for regular dividends on PSE&G's common stock or preferred stock, in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, there has been no dividend or distribution of any kind declared, paid or made by PSE&G on any class of its capital stock; and (D) there has not been any material change in the capital stock or long-term debt of PSE&G and its subsidiaries;

            (k) The Trust has been duly created and is validly existing as a statutory trust in good standing under the Delaware Statutory Trust Act (the "Delaware Statutory Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

            (l) PSE&G has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change;

            (m) Each "significant subsidiary" of PSE&G (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) (each, a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated or organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, has the power and authority to own, its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock or membership interests of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by PSE&G, directly or through subsidiaries, as the case may be, free and clear of all liens, encumbrances, equities or claims. None of the outstanding shares of capital stock or membership interests of any

      Subsidiary was issued in violation of preemptive or other similar rights of any security holder of such Subsidiary;

            (n) If the Prospectus contains a "Capitalization" section, the authorized, issued and outstanding shares of capital stock of PSE&G is as set forth in the column entitled "Actual" under such section (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the
      Prospectus). Such shares of capital stock have been duly authorized and validly issued by PSE&G and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any security holder of PSE&G;

            (o) This Agreement has been duly authorized, executed and delivered by PSE&G and the Trust;

            (p) The Preferred Securities and Common Securities have been duly authorized for issuance by the Trust pursuant to the Trust Agreement and, when issued and delivered against payment therefor as provided in the Common Securities Purchase Agreement between PSE&G and the Trust and herein, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus. The issuance of the Preferred Securities will not be subject to preemptive or other similar rights. The Preferred Securities will be in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Trust Agreement. At the Time of Delivery, all of the issued and outstanding Common Securities will be directly owned by PSE&G free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

            (q) The Trust Agreement has been duly authorized and when duly executed and delivered by the Administrative Trustee named therein and PSE&G, and assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee, will be a valid and binding obligation of PSE&G and the Administrative Trustee, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and rights of acceleration and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

            (r) The Guarantee Agreement has been duly authorized by PSE&G and, when validly executed and delivered by PSE&G assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, the Guarantee Agreement will constitute a valid and binding agreement of PSE&G, enforceable against PSE&G in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and rights of acceleration and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

            (s) The Indenture has been duly authorized and, upon execution and delivery of the Supplemental Indenture to be dated as of ___________, relating to the Subordinated Debentures when validly executed and delivered by the Debenture Trustee and PSE&G, will constitute a valid and binding agreement of PSE&G, enforceable against PSE&G in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and rights of acceleration and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

            (t) The Subordinated Debentures have been duly authorized and, at the Closing Time, will have been validly executed and delivered by PSE&G to the Trust. When the Subordinated Debentures have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust against payment for the stated consideration therefor, they will constitute valid and binding obligations of PSE&G, enforceable against PSE&G in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and rights of acceleration and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability. At the Time of Delivery, the Subordinated Debentures will conform as to legal matters to the description thereof contained in the Prospectus;

            (u) The issuance and sale of the Preferred Securities and the Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Trust from PSE&G, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, and the consummation by the Trust of the transactions contemplated herein and in the Trust Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties;

            (v) The issuance and sale of the Preferred Securities and the Common Securities by the Trust, the issuance by PSE&G of the Subordinated Debentures and the Guarantee, the compliance by PSE&G and the Trust with all of the provisions of this Agreement, the execution, delivery and performance by PSE&G of the Trust Agreement, the Guarantee, the Indenture and the Subordinated Debentures (collectively, the "PSE&G Agreements"), the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which PSE&G is a party or by which PSE&G is bound or to which any of the property or assets of PSE&G is subject, nor will such action result in any violation of the provisions of the charter or by-laws of PSE&G or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over PSE&G or any of its properties;

            (w) Neither PSE&G nor any of its Subsidiaries is in violation of its Restated Certificate of Incorporation, as amended, other organization document or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which PSE&G or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of PSE&G or any of its Subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Change. The execution, delivery and performance of this Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by PSE&G in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Preferred Securities and the use of the proceeds from the sale of the Preferred Securities as described under the caption "Use of Proceeds") and compliance by PSE&G with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of PSE&G or any of its subsidiaries pursuant to, any Agreements and Instruments, nor will such action result in any violation of the provisions of the organizational documents, Restated Certificate of Incorporation, as amended, Limited Liability Company Agreement or by-laws of PSE&G or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over PSE&G or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by PSE&G or any of its subsidiaries;

            (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Trust or PSE&G or any of their properties is required for the issuance and sale of the Preferred Securities and Common Securities by the Trust, the issuance by PSE&G of the Subordinated Debentures and the Guarantee, the purchase of the Subordinated Debentures by the Trust from PSE&G, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, the execution, delivery and performance by PSE&G of the PSE&G Agreements, or the consummation of the transactions contemplated herein or therein, except the approval, consent and order of the Board of Public Utilities of the State of New Jersey with respect to the issuance by PSE&G of the Subordinated Debentures and the Guarantee, registration of the Registered Securities under the Act, registration of the Preferred Securities under the Exchange Act, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance and sale, as the case may be, of the Registered Securities and except as such as have been already made, obtained or rendered, as applicable;

            (y) Other than as set forth in or contemplated by the Prospectus, there are no legal or governmental proceedings pending to which PSE&G is a party or of which any property of PSE&G is the subject which is reasonably likely to have a Material Adverse Change; and, to the best of PSE&G's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (z) PSE&G and its Subsidiaries have in full force and effect insurance with reputable insurers covering their assets, properties, operations, personnel and business against such losses, damage, risks and hazards as are adequate in accordance with customary industry practice to protect PSE&G, its Subsidiaries and their businesses;

            (aa) Neither the Trust nor PSE&G is and, after giving effect to the offering and sale of the Preferred Securities and the Common Securities and the application of the net proceeds thereof as described in the Prospectus, neither the Trust nor PSE&G will be an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act");

            (bb) Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Change, (A) neither PSE&G nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) PSE&G and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against PSE&G or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting PSE&G or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws;

            (cc) No labor dispute with the employees of PSE&G or any of its Subsidiaries exists or, to the knowledge of PSE&G, is imminent, and PSE&G is not aware of any existing or imminent labor disturbance by the
      employees  of  any  of  its  or  any  Subsidiary's   principal  suppliers,
      manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Change;

            (dd) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required;

            (ee) PSE&G and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them. PSE&G and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Change. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change. Neither PSE&G nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental
      Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change;

            (ff) PSE&G and its Subsidiaries have good and marketable title to all real property owned by PSE&G and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (A) as otherwise stated in the Registration Statement and the Prospectus or (B) those which do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by PSE&G or any of its Subsidiaries. All of the leases and subleases material to the business of PSE&G and its Subsidiaries considered as one enterprise, and under which PSE&G or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither PSE&G nor any of its Subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of PSE&G or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of PSE&G or such Subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease;

            (gg) The mechanical, electrical and other operating systems in PSE&G's transmission and distribution facilities are in good working order and repair and are adequate in all material respects for the present operation of the transmission and distribution facilities by PSE&G as described in the Prospectus;

            (hh) The Preferred Securities being sold pursuant to this Agreement, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the "Commodity Exchange Act Regulations"); and

            (ii) PSE&G will apply the net proceeds received from the offering as provided in the section captioned "Use of Proceeds" in the Prospectus and, to the best of the PSE&G's knowledge, none of the proceeds received from the offering will be used to further any action in violation or contravention of the U.S.A. Patriot Act or otherwise violate or contravene the rules, regulations or policies of the U.S. Office of Foreign Assets Control.

      2. Subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase, at a purchase price per share of $25.00 per Preferred Security, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto.

      As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust. to purchase the Subordinated Debentures of PSE&G, PSE&G hereby agrees to pay at the Time of Delivery to [_______________], for the accounts of the several Underwriters, an amount equal to $______ per share for the Preferred Securities, except that such commission will be $____ per Preferred Security sold to certain institutions.

      3. Upon the authorization by the Representatives of the release of the Preferred Securities, the several Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Prospectus.

      4. The Preferred Securities to be purchased by each Underwriter hereunder will be represented by a global certificate or certificates in book-entry form which will be deposited by of on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian and registered in the name of Cede & Co., as nominee of DTC. The Trust will deliver the Preferred Securities to [__________________], for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to the Trust, by causing DTC to credit the Preferred Securities to the account of [________________] at DTC. The time, date and location of such delivery and payment (the "Time of Delivery") shall be 9:00 A.M. (Eastern time), on __________, 200_, or at such other time and date as the Representatives, the Trust and PSE&G may agree upon in writing at the office of the Trust, 80 Park Plaza, Newark, New Jersey.

      At the Time of Delivery, PSE&G will pay, or cause to be paid, the compensation payable to the Underwriters under Section 2 hereof by wire transfer of immediately available funds to [_________________], on behalf of the Underwriters.

      5. Each of the Trust and PSE&G, jointly and severally, agrees with each of the Underwriters:

            (a)  To  prepare  the   Prospectus   in  a  form   approved  by  the
      Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act within the time prescribed under Rule 424(b) or Rule 430A(a)(3), as the case may be, under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; in the case of PSE&G, prior to the termination of the offering of the Preferred Securities, to file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Registered Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

            (b) To use its best efforts to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions of the United States as the Representatives may designate and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Preferred Securities, provided that in connection therewith neither the Trust nor PSE&G shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required in connection with the offering or sale of the Preferred Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such Period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon the request of the Representatives to file such document and to prepare and furnish without charge to each underwriter and to any dealer in securities as many copies as the Representatives may reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance,

            (d) In the case of PSE&G, to make generally available to its security holders as soon as practicable, but no later than 60 days after the close of the period covered thereby, an earnings statement in form complying with the provisions of Rule 158 under the Act) covering the 12-month period beginning not later than the first day of PSE&G's fiscal quarter next following the effective date (as defined in Rule 158) of the Registration Statement;

            (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Preferred Securities ceases, as determined by the Representatives or (ii) 30 days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any other preferred beneficial interests in the Trust or any securities of PSE&G which are substantially similar to the Subordinated Debentures, the Guarantee or the Preferred Securities, or any securities convertible into or exchangeable for or representing the right to receive any of the aforementioned securities, without the prior written consent of the Representatives (other than the Preferred Securities or securities issued pursuant to PSE&G's stock option or other benefit or incentive plans maintained for its officers, directors, or employees);

            (f)  In  the  case  of  PSE&G,   to  issue  the  Guarantee  and  the
      Subordinated Debentures concurrently with the issuance and sale of the Preferred Securities as contemplated herein; and

            (g) To use its best efforts to list,  subject to notice of issuance,
      (i) the Preferred Securities and (ii) the Subordinated Debentures, upon any distribution upon the liquidation of the Trust to holders of the Preferred Securities, in each case on the New York Stock Exchange.

      6. The Trust and PSE&G, jointly and severally, covenant and agree with the several Underwriters that they will pay the following: (i) the fees, disbursements and expenses of the Trust's and PSE&G's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement Among Underwriters, this Agreement, the Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities: (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memoranda; (iv) any fees charged by Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Fitch, Inc. (each, a "Rating Agency") for rating the Preferred Securities;
(v) the reasonable costs and charges of the transfer agent or registrar; (vi) the costs of any depositary arrangements for the Preferred Securities with DTC or any successor depositary; all fees and reasonable expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and any agent thereof and the fees and disbursements of their counsel; (viii) all fees and expenses in connection with the listing of the Preferred Securities and, if applicable, the Subordinated Debentures on the New York Stock Exchange and the cost of registering the Preferred Securities under Section 12 of the Exchange Act; (ix) the printing of the Preferred Securities and the Subordinated Debentures in certificated form, if required; and (x) all other costs and expenses incident to the performance of obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses including the fees of their counsel, stock transfer taxes on resale of any of the preferred Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust and PSE&G herein are, at and as of the Time of Delivery, true and correct, the condition that the Trust and PSE&G shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) and Rule 430A(a)(3), if applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission;

            (b) Sidley Austin Brown & Wood LLP, counsel for the Underwriters, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, with respect to the issuance and sale of the Preferred Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require (it being understood that such counsel may rely as to all matters of New Jersey law and legal conclusions based thereon upon the opinion of counsel for PSE&G referred to in Section 7(c) hereof) and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters);

            (c) R. Edwin Selover, Esquire, Senior Vice President and General Counsel, or James T. Foran, Esquire, General Corporate Counsel, of PSE&G, shall have furnished to the Representatives his written opinion, dated the Time of Delivery, to the effect that:

                  (i) PSE&G has been duly  incorporated  and is validly existing as a corporation in good standing under the laws of the State of New Jersey, with the power and authority to own its property and conduct its business as described in the Prospectus;

                  (ii) PSE&G is a subsidiary of Public Service  Enterprise Group
            Incorporated, which is a public utility holding company exempt from the provisions of the Public Utility Holding Company Act of 1935 (except Section 9(a)(2) thereof). All of the issued and outstanding common stock of PSE&G have been duly and validly authorized and issued, are fully paid and non-assessable, and are directly owned by Public Service Enterprise Group Incorporated, free and clear of all liens, encumbrances, equities or claims;

                  (iii) PSE&G is duly  qualified to transact  business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change;

                  (iv) Each  Subsidiary has been duly  incorporated or organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock or membership interests of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by PSE&G, directly or through subsidiaries, as the case may be, free and clear of all liens, encumbrances, equities or claims. None of the outstanding shares of capital stock or membership interests of any Subsidiary was issued in violation of preemptive or other similar rights of any security holder of such Subsidiary;

                  (v) If the Prospectus contains a "Capitalization" section, the authorized, issued and outstanding shares of capital stock of PSE&G is as set forth in the column entitled "Actual" under such section (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). Such shares of capital stock have been duly authorized and validly issued by PSE&G and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any security holder of PSE&G;

                  (vi) The PSE&G  Agreements  each  have  been duly  authorized, executed and delivered by PSE&G and constitute valid instruments or obligations, as the case may be, legally binding upon and enforceable against PSE&G (except as limited by bankruptcy, insolvency or other laws or equitable principles affecting creditors' rights generally); and the Subordinated Debentures are entitled to the benefits provided by the Indenture;

                  (vii) The Trust  Agreement,  the  Indenture  and the Guarantee
            have been duly qualified under the TIA;

                  (viii) This Agreement has been duly  authorized,  executed and delivered by each of the Trust and PSE&G;

                  (ix) The franchises of PSE&G are  sufficient  authority for it to carry on its business as described in the Prospectus;

                  (x) All approvals,  consents and orders of the Board of Public
            Utilities of the State of New Jersey legally required for the issuance by PSE&G of the Guarantee and the Subordinated Debentures have been obtained and are in full force and effect; any approval, consent or order of any other commission or other governmental authority legally required for the issuance and sale, as the case may be, of the Registered Securities has been obtained (except that such issuance and sale may be subject to the provisions of the securities laws of certain states); and such issuance and sale is in accordance with the approvals, consents and orders obtained;

                  (xi) The issuance and sale of the Preferred Securities and the
            Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Subordinated Debentures by the Trust from PSE&G, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus, and the consummation of the transactions contemplated herein and in the Trust Agreement, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or any of its properties;

                  (xii) The issuance and sale of the  Preferred  Securities  and the Common Securities by the Trust, the issuance by PSE&G of the Guarantee and the Subordinated Debentures, the compliance by PSE&G and the Trust with all of the provisions of this Agreement, the execution, delivery and performance by PSE&G of the PSE&G Agreements, the distribution of the Subordinated Debentures upon the liquidation of the Trust in the circumstances contemplated by the Trust Agreement and described in the Prospectus and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel to which PSE&G is a party or by which PSE&G is bound or to which any of the property or assets of PSE&G is subject, nor will such action result in any violation of the provisions of the charter or by-laws of PSE&G or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over PSE&G or any of its properties;

                  (xiii) The Registered  Securities  conform as to legal matters to the statements concerning them in the Prospectus; and the summaries of the PSE&G Agreements contained in the Prospectus constitute correct summaries thereof for use therein;

                  (xiv) The  statements  set forth in the  Prospectus  under the captions "Description of the Preferred Securities," "Description of the Guarantees," "Description of the Debentures," and "Relationship among the Preferred Securities, the Debentures and the Guarantees," insofar as they constitute summaries or matters of law or legal conclusions, fairly present the information set forth therein;

                  (xv) The statements made in PSE&G's Form 10-K under "Regulatory Issues" and "Environmental Matters" in Item 1 "Business" and under Item 3 "Legal Proceedings," as amended by subsequent Exchange Act filings made by PSE&G, fairly present the information set forth therein;

                  (xvi) To the best of such counsel's  knowledge,  neither PSE&G nor any of its Subsidiaries is in violation of its charter or by-laws and no default by PSE&G or any of its Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement;

                  (xvii) To such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities;

                  (xviii) To the best of such counsel's knowledge,  there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which PSE&G or any of its subsidiaries thereof is a party or to which the assets, properties or operations of PSE&G or any of its subsidiaries thereof is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Change or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under this Agreement or the performance by PSE&G of its obligations hereunder;

                  (xix) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Trust or PSE&G prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and, on the basis of a general review and discussion with certain officers and employees of PSE&G but without independent check or verification, such counsel has no reason to believe that any of such documents, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xx) The  Registration  Statement has been declared  effective under the Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission;

                  (xxi) PSE&G is not an "investment company" or an entity "controlled" by an "investment company" required to be registered under the 1940 Act, as amended;

                  (xxii) All  descriptions  in the  Prospectus  of contracts and other documents to which PSE&G or its subsidiaries are a party are accurate in all material respects. To the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects;

                  (xxiii) To the best of such counsel's knowledge,  there are no statutes or regulations that are required to be described in the Prospectus that are not described as required;

                  (xxiv) No filing with, or  authorization,  approval,  consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution (if applicable) or delivery by PSE&G of this Agreement, the Guarantee, the Indenture and the Subordinated Debentures or for the performance by PSE&G of the transactions contemplated under the Prospectus, this Agreement, the Guarantee, the Indenture and the Subordinated Debentures, other than under the Act and the rules and regulations of the Commission thereunder, and the TIA and the rules and regulations of the Commission thereunder, which have already been made, obtained or rendered, as applicable and other than as addressed in paragraph (x) hereof.

                  (xxv) The  Preferred  Securities  being sold  pursuant to this
            Agreement, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act and the Commodity Exchange Act Regulations; and

                  (xxvi) The  Registration  Statement and the Prospectus and any
            further amendments and supplements thereto made by the Trust or PSE&G prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the TIA and the rules and regulations thereunder.

      Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel makes no statement), at the time the Registration Statement or any post-effective amendment thereto (including the filing of PSE&G's Annual Report on Form 10-K with the Commission) became effective or at the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent he deems proper, on certificates of responsible officers of PSE&G and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

      Such counsel may rely as to all matters of Pennsylvania law and legal conclusions based thereon upon the opinion of such counsel referred to in
Section 7(d) hereof and as to all matters of Delaware law and legal conclusions based thereon upon the opinion of such counsel referred to in Section 7(e) hereof.

            (d) Ballard Spahr Andrews & Ingersoll LLP, special counsel for the Trust and PSE&G, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) The Subordinated  Debentures will be classified for United
            States federal income tax purposes as the indebtedness of PSE&G;

                  (ii) The Trust will be classified  for United  States  federal income tax purposes as a grantor trust and will not be subject to tax as a partnership, an association that is taxable as a corporation, or a publicly traded partnership taxable as a corporation; and

                  (iii) The statements made in the Prospectus under the captions
            "U.S. Federal Income Tax Consequences" and "ERISA Considerations," to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and are accurate, complete and correct and fairly present the information set forth therein.

            (e) Richards, Layton & Finger, P.A., special Delaware counsel for the Trust and PSE&G, shall have furnished to the Representatives their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made;

                  (ii)  Under  the  Delaware  Statutory  Trust Act and the Trust
            Agreement, the Trust has the trust power and authority to own property and conduct its business all as described in the Prospectus;

                  (iii) Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority (a) to execute and deliver, and to perform its obligations under, this Agreement and (b) to issue and perform its obligations under the Preferred Securities and the Common Securities;

                  (iv) Under the Delaware Statutory Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                  (v) The Trust Agreement constitutes a valid and binding obligation of PSE&G and the Trustees, and is enforceable against PSE&G and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the Trust Agreement of (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other similar laws relating to or affecting the remedies and rights of creditors, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                  (vi) The Preferred Securities have been duly authorized by the
            Trust Agreement and, when issued, executed and delivered in accordance with the terms of the Trust Agreement against payment therefor as set forth in this Agreement, will be duly and validly issued and, subject to the qualifications set forth in this paragraph (vi) below, fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The holders of the Preferred

            Securities, as beneficial owners of the Trust (the "Securityholders"), are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates and (b) provide security, and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust
            Agreement) to exercise its rights and powers under the Trust Agreement;

                  (vii) Under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Preferred Securities is not subject to preemptive or other similar rights;

                  (viii) The Common  Securities have been duly authorized by the
            Trust Agreement and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust; and under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Common Securities is not subject to preemptive or other similar rights;

                  (ix) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated herein and the compliance by the Trust with its obligations hereunder do not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement or (b) any applicable Delaware law or Delaware administrative regulation;

                  (x) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Securities, the consummation by the Trust of the transactions contemplated herein or the compliance by the Trust of its obligations hereunder; and

                  (xi) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Statutory Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for federal income tax purposes, the Securityholders (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware (in rendering the opinion expressed in this paragraph (xi), such counsel need express no opinion concerning the securities laws of the State of Delaware).

            (f) On the date of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the respective date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) they are independent  public  accountants  with respect to
            PSE&G and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder (the "Act Regulations");

                  (ii) in their  opinion,  the  audited  consolidated  financial statements and financial statement schedule(s) incorporated by reference in the Registration Statement and the Prospectus and included in the Form 10-K comply as to form in all material respects with the applicable accounting requirements of the Act, the Act Regulations, the Exchange Act and the applicable published rules and regulations thereunder (the "Exchange Act Regulations");

                  (iii) on the basis of (1) the  performance  of the  procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 100, Interim Financial Information, on the unaudited consolidated balance sheets, the unaudited consolidated statements of operations and retained earnings, and the unaudited consolidated statements of cash flows, of PSE&G and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus and included in PSE&G's Form 10-Q Quarterly Reports filed with the Commission under Section 13 of the Exchange Act (the "Forms 10-Q") subsequent to the most recent Form 10-K, (2) a reading of the latest available unaudited financial statements of PSE&G, (3) a reading of the latest Consent of the Sole Shareholder in Lieu of Annual Meeting, the minutes of Meetings of the Board of Directors of PSE&G as set forth in the minute books for the current year and certain draft resolutions for subsequent meetings and (4) inquiries of the officers of PSE&G who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the purposes of the several Underwriters), nothing has come to their attention which caused them to believe that (A) any material modifications should be made to the unaudited consolidated financial statements included in the Forms 10-Q for
            them  to  be  in  conformity  with  generally  accepted   accounting
            principles; (B) the unaudited consolidated financial statements included in the

            Forms 10-Q do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as they apply to Form 10-Q and Exchange Act Regulations or (C) at the date of the latest available consolidated financial statements and at a specified date not more than three business days prior to the date of such letter, there was any change in the common stock or preferred stock or increase in long-term debt (except for such stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to optional redemption or sinking fund provisions, or changes in capital lease obligations incurred in the ordinary course of PSE&G's business) of PSE&G or any decreases in the consolidated net assets, consolidated net current assets, or stockholder's equity of PSE&G (except as occasioned by the declaration of dividends), in each case as compared with the amounts shown on the most recent consolidated balance sheet of PSE&G incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of such balance sheet to a specified date not more than three business days prior to the date of such letter, upon inquiries of the appropriate officers of PSE&G, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, operating income, or net income of PSE&G, except in each such case as set forth in or contemplated by the Registration Statement and the Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Representatives and PSE&G; and

                  (iv) in  addition  to the audit  referred  to in their  report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause
            (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of PSE&G and its subsidiaries identified in such letter, provided that said letter may vary from the requirements specified above in such manner as you may deem not to be material or as may be acceptable to the Representatives with the consent of Underwriters who have agreed to purchase in the aggregate 50% or more of the Preferred Securities.

            (g) The Trust Agreement,  the Guarantee and the Indenture shall have
      been  executed  and  delivered,   in  each  case  in  a  form   reasonably
      satisfactory to the Representatives:

            (h) At the Time of Delivery, the Preferred Securities shall be rated at least _____ by Moody's Investor's Service Inc. and ____ by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and PSE&G shall have delivered to the Representatives a letter dated the Time of Delivery, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have such ratings; and subsequent to the execution and delivery of this

      Agreement and prior to the Time of Delivery, there shall not have been a Material Adverse Change;

            (i) The Preferred Securities shall have been duly listed, subject to official notice of issuance, on the New York Stock Exchange; and

            (j) At the Time of Delivery, the Representatives shall have received certificates of duly authorized officers of the Trust and PSE&G, dated the Time of Delivery, to the effect that:

                  (i) the Prospectus has been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with the provisions of this Agreement; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                  (ii) the representations and warranties of the Trust and PSE&G contained herein are true and correct as if made at and as of the Time of Delivery;

                  (iii) the Trust and PSE&G have performed all agreements contained herein to be performed by them at or prior to the Time of Delivery; and

                  (iv) Since the date of the most  recent  financial  statements included or incorporated by reference in the Prospectus, there has not been a Material Adverse Change.

      8. (a) The Trust and PSE&G, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, as follows:

                  (i) against  any and all loss,  liability,  claim,  damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss,  liability,  claim,  damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust and PSE&G; and

                  (iii) against any and all expense whatsoever, as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

      provided, however, that this indemnity agreement shall not apply (i) to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust or PSE&G by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or (ii) to any Underwriter in connection with any
Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results solely from the fact that such Underwriter sold Preferred Securities to a person to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the Act, if the Trust and PSE&G has previously furnished to the Representatives on behalf of the Underwriters, including such Underwriter, the copies thereof theretofore requested by the Representatives, and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was corrected in the Prospectus.

            (b) In no case shall the Trust or PSE&G be liable under the indemnity agreement set forth in Section 8(a) hereof with respect to any claim made against any Underwriter or any such controlling person unless such party shall be notified in writing of the nature of the claim promptly after the assertion thereof, but failure to so notify such party shall not relieve it from any liability which it may have otherwise than on account of said indemnity agreement. The Trust or PSE&G, as the case may be, shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In the event that the Trust or PSE&G, as the case may be, elects to assume the defense of any such suit and retains such counsel, the Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel thereafter retained by them. In the event that the parties to any such action (including impleaded parties) include both the Trust or PSE&G, as the case may be, and one or more Underwriters and any such Underwriter shall have been advised by counsel chosen by it and satisfactory to the Trust or PSE&G, as the case may be, that there may be one or more legal defenses available to it which are different from or additional to those available to the Trust or PSE&G, as the case may be, neither the Trust nor PSE&G shall have the right to assume the defense of such action on behalf of such Underwriter and the Trust or PSE&G, as the case may be, will reimburse such Underwriter and any person controlling such Underwriter as aforesaid for the reasonable fees and expenses of any counsel retained by them, it being understood that neither the Trust nor PSE&G shall, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and controlling persons, which firm shall be designated by the Representatives in writing. The Trust and PSE&G agree to notify the Representatives promptly after the assertion of any claim against them, any of their directors, any of their officers or any Trustee who signed the Registration Statement, or any person who controls PSE&G or the Trust within the meaning of Section 15 of the Act or
      Section 20 of the Exchange Act, in connection with the issuance and sale, as the case may be, of the Preferred Securities, the Guarantee and the Subordinated Debentures.

            (c) Each Underwriter severally agrees that to indemnify and hold harmless PSE&G, its directors, each of its officers who signed the
      Registration Statement, the Trust, the Trustees who signed the Registration Statement and each person, if any, who controls PSE&G or the Trust within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Trust or PSE&G by such Underwriter expressly for use in the Registration Statement, such Preliminary Prospectus, or the Prospectus (or any amendment or supplement thereto), or any amendment or supplement thereto. In case any action shall be brought against the Trust or any person so indemnified based on the Registration Statement, such Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Trust and PSE&G, and the Trust and PSE&G and each person so indemnified shall have the rights and duties given to the Underwriters by the provisions of Section 8
      (b) hereof.

            (d) The indemnity agreements contained in this Section 8 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Trust or PSE&G, or any Underwriter or any controlling person, and shall survive the delivery and settlement of the Preferred Securities to the Underwriters.

            (e) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreements provided for in this
      Section 8 is not legally available to the indemnified parties although applicable in accordance with its terms, the Trust, PSE&G and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreements incurred by the Trust, PSE&G and one or more of the Underwriters, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting commission appearing on the cover page of the Prospectus relating to the Preferred Securities bears to the initial public offering price appearing thereon and the Trust and PSE&G, jointly and severally, is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee of the Trust or director of PSE&G, each officer of PSE&G or Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Trust or PSE&G within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Trust and PSE&G. The Underwriters' respective obligations to contribute pursuant to this Section 8(f) are several in proportion to the aggregate principal amount of Preferred Securities set forth opposite their respective names in Schedule I hereto and not joint.

      9. (a) If any Underwriter shall default in its obligation to purchase the Preferred Securities which it has agreed to purchase hereunder at the Time of Delivery, the Representatives may in their discretion arrange for the Underwriters or another party or other parties to purchase such Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Preferred Securities, then the Trust and PSE&G shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Preferred Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Trust and PSE&G that they have so arranged for the purchase of such Preferred Securities, or the Trust or PSE&G notifies the Representatives that it has so arranged for the purchase of such Preferred Securities, the Representatives or the Trust and PSE&G shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust and PSE&G agree to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter," as used in this Agreement, shall include any person substituted under this

Section with like effect as if such person had originally been a Party to this Agreement with respect to such Preferred Securities.

            (b) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and PSE&G as provided in Section 9(a) hereof, the aggregate number of such Preferred Securities which remains unpurchased does not exceed one-tenth of the aggregate number of all the Preferred Securities to be purchased at the Time of Delivery, then the Trust and PSE&G shall have the right to require each non-defaulting Underwriter to purchase the number of Preferred Securities which such Underwriter agreed to purchase hereunder at the Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Preferred Securities which such Underwriter agreed to purchase hereunder) of the Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            (c) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and PSE&G as provided in Section 9(a) hereof, the aggregate number of such Preferred Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Preferred Securities to be purchased at the Time of Delivery, or if the Trust and PSE&G shall not exercise be right described in Section 9(b) hereof to require non-defaulting Underwriters to purchase Preferred Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or PSE&G, except for the expenses to be borne by the Trust, PSE&G and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. This Agreement may be terminated by notice to the Trust and PSE&G by the Representatives at any time prior to the Time of Delivery (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or (iii) if trading in any securities of PSE&G has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or settlement or clearance services in the United States, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) if the rating accorded the Preferred Securities or any debt securities or preferred stock of PSE&G or any of its subsidiaries, including, without limitation, any trust subsidiaries of PSE&G or any of its subsidiaries, by any Rating Agency shall have been decreased or withdrawn or a Rating Agency has publicly announced or given notice of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

      11. The respective indemnities, agreements, representations, warranties and other statements of the Trust, PSE&G and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, PSE&G or any officer or director or controlling person of the Trust or PSE&G, and shall survive delivery of and payment for the Preferred Securities.

      12. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Trust nor PSE&G shall be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if, for any other reason the transactions contemplated herein are not consummated, the Trust and PSE&G will reimburse the Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Preferred Securities, but the Trust and PSE&G shall then be under no further liability to the Underwriter in respect of the Preferred Securities not so delivered except as provided in Section 6 and Section 8 hereof. Except as provided above, neither the Trust nor PSE&G shall be liable to the Underwriters for damages on account of any other consequential damages or loss of anticipated profits.

      In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, voice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by [________________] on behalf of the Representatives.

      13. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of [___________________________________________________]; and if to the Trust or
PSE&G by mail to it at the address of the Trust or PSE&G at 80 Park Plaza, P.O. Box 570, Newark, New Jersey 07101, Attention: James T. Foran, Esq., General Corporate Counsel. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, PSE&G and, to the extent provided in Sections 8 and 11 hereof, the officers and directors of the Trust or PSE&G and each person who controls the Trust or PSE&G or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      16. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to conflict of laws principles).

      17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding. please sign and return to us two counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Trust and PSE&G, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    PSE&G Capital Trust ____

                                    By: Public Service Electric and Gas Company,
                                           as Depositor

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Public Service Electric and Gas Company

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

Accepted as of the date hereof:

[Name of Representatives]

By:  Name of Lead Manager

By:__________________________
   Name:
   Title:

On behalf of themselves and as Representatives for each of the Underwriters named in Schedule I hereto

                                   SCHEDULE I

                                                                   Total Number
                                                                   of Preferred
                                                                    Securities
Underwriters                                                     to be Purchased